Exhibit 10.8



                                  STANDARD FORM
                                  -------------
                            INDUSTRIAL BUILDING LEASE
                            -------------------------
                                 (MULTI-TENANT)

     1.  BASIC  TERMS.  THIS  SECTION  1  CONTAINS THE Basic Terms of this Lease
         ------------
between Landlord and Tenant, named below. Other Sections of the Lease referred to in this SECTION 1 explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

          1.1. Date of  Lease:  _____________________  (for  Landlord's
               completion)

          1.2. Landlord: First Industrial Development Services, Inc., a Maryland corporation

          1.3. Tenant:  DATACALL  TECHNOLOGIES

          1.4. Premises: Approximately 2,240 rentable square feet in the building commonly known as

               600  Kenrick,  Suite  B-12,  Houston,  Texas  77060  (the
              "BUILDING").
          1.5. Property:  See  EXHIBIT  A.

          1.6. Lease Term: Three (3) years Three (3) days ("TERM"), commencing March 29, 2005 ("COMMENCEMENT DATE") and ending March 3 1 2008, subject to Section 2.3 below, ("EXPIRATION DATE").

          1.7. Permitted Uses: (See SECTION 4.1) SOFTWARE AND TECHNOLOGIES PROVIDER.

          1.8. TENANT'S  GUARANTOR:  None.

          1.9. Brokers:
                         (A)  Tenant's  Broker:  None.
                         (B) Landlord's Broker: First Industrial Realty Trust, Inc. (Brock Wilson)

          1.10. Security/Damage  Deposit:  (See  Section  4.4)  $1,120.00

          1.11. Initial  Estimated  Additional  Rent  Payable  by  Tenant:
               $333.76  per  month

          1.12. Tenant's  Proportionate  Share:  1.44%  of  the  Project.

          1.13. Exhibits to Lease: The following exhibits are attached to and made a part of this Lease.

          (A, A-I, B, C, D, E, F, G & H)

     2.  LEASE  OF  PREMISES;  RENT.
         --------------------------

          2.1.  LEASE  OF  PREMISES  FOR  LEASE TERM. Landlord hereby leases the
                ------------------------------------
     Premises to Tenant, and Tenant hereby rents the Premises from Landlord, for the Term and subject to the conditions of this Lease.

          2.2.  TYPES  OF  RENTAL  PAYMENTS.  Tenant  shall pay net base rent to
                ---------------------------
     Landlord in monthly installments, in advance, on the first day of each and every calendar month during the Term of this Lease (the "BASE RENT") in the amounts and for the periods set forth below:
     LEASE PERIOD              MONTHLY NET BASE     ESTIMATED    TOTAL ESTIMATED
     ------------              ----------------     ---------    ---------------
                                    RENT         ADDITIONAL RENT   MONTHLY RENT
                                                 ---------------   ------------
March 29, 2005 - March 31, 2005   $0.00              $0.00             $0.00

April 1, 2005 - March 31, 2006    $786.24            $333.76           $1,120.00
April 1, 2006 - March 31, 2008    $831.04            $333.76           $1,164.80

Tenant shall also pay Tenant's Proportionate Share (as set forth in Section 1.12) of Operating Expenses (as hereinafter defined), Tenant's Proportionate
Share of any and all Reserve Expenses (as hereinafter defined) and any other amounts owed by Tenant hereunder [collectively, "ADDITIONAL RENT"]. In the event any monthly installment of Base Rent or Additional Rent, or both, is not paid within 10 days of the date when due, a late charge in an amount equal to 5% of the then delinquent installment of Base Rent and/or Additional Rent [the "LATE CHARGE"; the Late Charge, Default Interest (as defined in Section 22.3 below), Base Rent and Additional Rent shall collectively be referred to as "RENT"] shall be paid by Tenant to Landlord, FR Development Services, Inc., 75 Remittance Drive, Suite 1066, Chicago, Illinois 60675-1066 or if sent by overnight courier, FR Development Services, Inc., 350 N. Orleans St., Receipt & Dispatch - 8th Floor, Suite #1066 Chicago, IL 60654 Attention: FR Development Services, Inc., Suite 1066 (or such other entity designated as Landlord's management agent, if any, and if Landlord so appoints such a management agent, the "Agent"), or pursuant to such other directions as Landlord shall designate in this Lease or otherwise in writing.

          2.3.  COVENANTS  CONCERNIN2 RENTAL PAYMENTS. Tenant shall pay the Rent
                -------------------------------------
     promptly when due, without notice or demand, and without any abatement, deduction or setoff, except as may otherwise be expressly and specifically provided in this Lease. No payment by Tenant, or receipt or acceptance by Agent or Landlord, of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or letter accompanying any payment be deemed an accord or satisfaction, and Agent or Landlord may accept such payment without prejudice to its right to recover the balance due or to pursue any other remedy available to Landlord. If the Commencement Date occurs on a day other than the first day of a calendar month, the Rent due for the first calendar month of the Term shall be prorated on a per diem basis (based on a 360 day, 12 month year) and paid to Landlord on the Commencement Date, and the Term will be extended to terminate on the last day of the calendar month in which the Expiration Date stated in Section
     1.6  occurs.

     3.  OPERATING  EXPENSES.
         -------------------

          3.1.  DEFINITIONAL  TERMS RELATING TO ADDITIONAL RENT. For purposes of
                -----------------------------------------------
     this  Section  and  other  relevant  provisions  of  the  Lease:

     3.1.1.     OPERATING EXPENSES. THE term "OPERATING EXPENSES" shall mean all
                ------------------
costs and expenses paid or incurred with respect to the ownership, repair, replacement, restoration, maintenance and operation of the Property, including, without limitation, the following: (i) services provided directly by employees of Landlord or Agent in connection with the operation, maintenance or rendition of other services to or for the Property; (ii) to the extent not separately metered, billed, or furnished, all charges for utilities and services furnished to either or both of the Property and the Premises (including, without limitation, the Common Areas [as hereinafter defined]), together with any taxes on such utilities; (iii) all premiums for casualty, workers' compensation, liability, boiler, flood and all other types of insurance provided by Landlord and relating to the Property, all third party administrative costs incurred in connection with the procurement and implementation of such insurance policies, and all deductibles paid by Landlord pursuant to insurance policies required to be maintained by Landlord under this Lease; (iv) the cost of all supplies, tools, materials and equipment utilized in the ownership and operation of the Property, and sales and other taxes thereon; (v) amounts charged (including, without limitation, those costs and expenses set forth in Section 13.2(i) below) by any or all of contractors, material men and suppliers for services, materials and supplies furnished to Landlord in connection with any or all of the operation, repair and maintenance of any part of the Property (together with a reasonable overhead and administrative fee to Landlord), including, without limitation, the structural elements of the Property and the Common Areas; (vi) management fees to Landlord or Agent or other persons or management entities actually involved in the management and operation of the Property; (vii) any capital improvements made by, or on behalf of, Landlord to the Property that are either or both (a) designed to reduce Operating Expenses and (b) required to keep the Property in compliance with all governmental laws, rules and regulations applicable thereto, from time to time, the cost of which capital improvements shall be reasonably amortized by Landlord over the useful life of the improvement, in accordance with generally accepted accounting principles;
(viii) all professional fees incurred in connection with the operation, management and maintenance of the Property; and (ix) Taxes, as hereinafter defined in Section 3.1.2.

          3.1.2. TAXES.  The  term  "Taxes,"  as  referred  to  in  Section
                 -----
               3.l.1(ix) above shall mean (i) all governmental taxes, assessments, fees and charges of every kind or nature (other than Landlord's income taxes), whether general, special, ordinary or extraordinary, due at any time or from time to time, during the Term and any extensions thereof, in connection with the ownership, leasing, or operation of the Property, or of the personal property and equipment located therein or used in connection therewith; and (ii) any reasonable expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Property. For purposes hereof, Tenant shall be responsible for any Taxes that are assessed, become a lien, or accrue during any Operating Year, which obligation shall survive the termination or expiration of this Lease.

          3.1.3. OPERATING  YEAR.  The  term  "OPERATING  YEAR"  shall  mean the
                 ---------------
               calendar year commencing January 1st of each year (including the calendar year within which the Commencement Date occurs) during the Term.

          3.2. PAYMENT  OF  OPERATING  EXPENSES.  Tenant  shall  pay,  as
               --------------------------------
               Additional  Rent  and  in  accordance  with  the  requirements of
               Section 3.3, Tenant's Proportionate Share of the Operating Expenses as set forth in Section 3.3. Additional Rent commences to accrue upon the Commencement Date. The Tenant's Proportionate Share of Operating Expenses payable hereunder for the Operating
               Years in which the Term begins and ends shall be prorated to correspond to that portion of said Operating Years occurring within the Term. Tenant's Proportionate Share of Operating Expenses and any other sums due and payable under this Lease shall be adjusted upon receipt of the actual bills therefore, and the obligations of this Section 3 shall survive the termination or expiration of the Lease.

          3.3. PAYMENT  OF  ADDITIONAL  RENT.  Landlord  shall have the right to
               -----------------------------
               reasonably estimate the Operating Expenses for each Operating Year. Upon Landlord's or Agent's notice to Tenant of such estimated amount, Tenant shall pay, on the first day of each month during that Operating Year, an amount (the "Estimated ADDITIONAL RENT") equal to the estimate of the Tenant's Proportionate Share of Operating Expenses divided by 12 (or the fractional portion of the Operating Year remaining at the time Landlord delivers its notice of the estimated amounts due from Tenant for that Operating Year). If the aggregate amount of Estimated Additional Rent actually paid by Tenant during any Operating Year is less than Tenant's actual ultimate liability for Operating Expenses for that particular Operating Year, Tenant shall pay the deficiency within 30 days of Landlord's written demand therefore. If the aggregate amount of Estimated Additional Rent actually paid by Tenant during a given Operating Year exceeds Tenant's actual liability for such Operating Year, the excess shall be credited against the Estimated Additional Rent next due from Tenant during the immediately subsequent Operating Year, except that in the event that such excess is paid by Tenant during the final Lease Year, then upon the expiration of the Term, Landlord or Agent shall pay Tenant the then-applicable excess promptly after determination thereof. Landlord, for the purpose of paying for repairs, maintenance and replacements to the Premises or the Property incurred on a periodic, but less frequent than annual, basis ("RESERVE EXPENSES") will establish a reserve (the "MAINTENANCE RESERVE") to which Tenant, simultaneously with the payment of Estimated Additional Rent each month, shall contribute a monthly deposit in an amount reasonably determined by Landlord. Such deposits shall be applied on account of Reserve Expenses incurred by Landlord during the Term; any deficit shall be paid by Tenant to Landlord upon demand. Upon the expiration or sooner termination of the Lease, Landlord shall retain such deposits to fund Reserve Expenses incurred after the Term. No interest shall be payable to Tenant on account of payments of Estimated Additional Rent or deposits to the Maintenance Reserve, and such payments may be commingled.

     4.  USE  OF  PREMISES  AND  COMMON  AREAS;  SECURITY  DEPOSIT.
         ---------------------------------------------------------

          4.1.  USE  OF PREMISES AND PROPERTY. The Premises shall be used by the
                -----------------------------
     Tenant for the purpose(s) set forth in Section 1.7 above and for no other purpose whatsoever. Tenant shall not, at any time, use or occupy, or suffer or permit anyone to use or occupy, the Premises, or do or permit anything to be done in the Premises or the Property, in any manner that may (a) violate any Certificate of Occupancy for the Premises or the Property; (b) cause, or be liable to cause, injury to, or in any way impair the value or proper utilization of, all or any portion of the Property (including, but not limited to, the structural elements of the Property) or any equipment, facilities or systems therein; (c) constitute a violation of the laws and requirements of any public authority or the requirements of insurance bodies or the rules and regulations of the Property, including any covenant, condition or restriction affecting the Property; (d) exceed the load bearing capacity of the floor of the Premises; (e) impair or tend to impair the character, reputation or appearance of the Property; or (e) unreasonably annoy, inconvenience or disrupt the operations or tenancies of other tenants or users of the Property. On or prior to the date hereof, Tenant has completed and delivered for the benefit of Landlord a "Tenant Operations Inquiry Form" in the form attached hereto as EXHIBIT D describing the nature of Tenant's proposed business operations at the Premises, which form is intended to, and shall be, relied upon by Landlord.

          4.2.  USE  OF  COMMON AREAS. As used herein, "COMMON AREAS" shall mean
                ---------------------
     all areas within the Property that are available for the common use of tenants of the Property and that are not leased or held for the exclusive use of Tenant or other tenants or licensees, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Tenant shall have the nonexclusive right to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may uniformly establish from time to time. Tenant shall not interfere with the rights of any or all of Landlord, other tenants or licensees, or any other person entitled to use the Common Areas. Without limitation of the foregoing, Tenant shall not park or store any vehicles or trailers on, or conduct truck loading and unloading activities in, the Common Areas in a manner that unreasonably disturbs, disrupts or prevents the use of the Common Areas by Landlord, other tenants or licensees or other persons entitled to use the Common Areas. Landlord, from time to time, may change any or all of the size, location, nature and use of any of the Common Areas although such changes may result in inconvenience to Tenant, so long as such changes do not materially and adversely affect Tenant's use of the Premises. In addition to the foregoing, Landlord may, at any time, close or suspend access to any Common Areas to perform any acts in the Common Areas as, in Landlord's reasonable judgment, are desirable to improve or maintain either or both of the Premises and the Property, or are required in order to satisfy Landlord's obligations under either or both of Sections 13.2 and 18; provided, however, that Landlord shall use reasonable efforts to limit any disruption of Tenant's use and operation of the Premises in connection therewith.

          4.3. SIGNAGE. Tenant shall not affix any sign of any size or character
               -------
     to any portion of the Property, without prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall remove all signs of Tenant upon the expiration or earlier termination of this Lease and immediately repair any damage to either or both of the Property and the Premises caused by, or resulting from, such removal.

          4.4.  SECURITY/DAMAGE  DEPOSIT.  Simultaneously with the execution and
                ------------------------
     delivery of this Lease, Tenant shall deposit with Landlord or Agent the sum set forth in SECTION 1.10 ABOVE, in cash (the "Security"), representing security for the performance by Tenant of the covenants and obligations hereunder, the amount of which Security was determined by ad4ii+g the first two installments of monthly Base Rent. The Security shall be held by Landlord or Agent, without interest, in favor of Tenant; provided, however, that no trust relationship shall be deemed created thereby and the Security may be commingled with other assets of Landlord. If Tenant defaults in the performance of any of its covenants hereunder, Landlord or Agent may, without notice to Tenant, apply all or any part of the Security, to the extent required for the payment of any Rent or other sums due from Tenant hereunder, in addition to any other remedies available to Landlord. In the event the Security is so applied, Tenant shall, upon demand, immediately deposit with Landlord or Agent a sum equal to the amount so used. If Tenant fully and faithfully complies with all the covenants and obligations hereunder, the Security (or any balance thereof) shall be returned to Tenant within 30 days after the last to occur of (i) the date the Term expires or terminates or (ii) delivery to Landlord of possession of the Premises. Landlord may deliver the Security to any purchaser of Landlord's interest in the Premises [or any Successor Landlord (defined below), if applicable], and thereupon Landlord and Agent shall be discharged from any further liability with respect to the Security.

     5.  CONDITION  AND  DELIVERY  OF  PREMISES.
         --------------------------------------

          5.1. CONDITION OF PREMISES. Tenant agrees that Tenant is familiar with
               ---------------------
     the condition of both the Premises and the Property, and Tenant hereby accepts the foregoing on an "AS-IS," "WHERE-IS" basis. Tenant acknowledges that neither Landlord nor Agent, nor any representative of Landlord, has made any representation as to the condition of the foregoing or the suitability of the foregoing for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of the foregoing. Neither Landlord nor Agent shall be obligated to make any repairs, replacements or improvements (whether structural or otherwise) of any kind or nature to the foregoing in connection with, or in consideration of, this Lease, except (a) as set forth in Sections 13.2 and 18 and (b) with respect to all (if any) repairs and improvements expressly and specifically described in EXHIBIT B attached hereto ("LANDLORD WORK ITEMS"). Landlord agrees to make reasonable efforts to enforce, or cause Agent to enforce, upon Tenant's request, all manufacturer's or contractor's warranties, if any, issued in connection with any of the Landlord Work Items.

          5.2. DELAY IN  COMMENCEMENT.  Landlord  shall  not  be  liable  to
               ----------------------
               Tenant if Landlord does not deliver possession of the Premises to Tenant on the Commencement Date. The obligations of Tenant under the Lease shall not be affected thereby, except that the Commencement Date shall be delayed until Landlord delivers possession of the Premises to Tenant, and the Lease Term shall be extended by a period equal to the number of days of delay in delivery of possession of the Premises to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month.

          6.  SUBORDINATION;  NOTICES  TO  SUPERIORLESSORS  ANDMORTGAGEES:
              ------------------------------------------------------------
     ATTORNMENT.
     ----------

          6.1. SUBORDINATION.  Provided  that  Tenant  is  provided  with  a
               -------------
               reasonable and customary subordination, nondisturbance and attornment agreement duly executed by the holder of any mortgage or deed of trust or the landlord pursuant to any ground lease, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases that may now exist or hereafter be executed affecting either or both of the Premises and the Property and (b) any mortgage or deed of trust that may now exist or hereafter be placed upon, and encumber, any or all of(x) the Property; (y) any ground leases or underlying leases for the benefit of the Property; and (z) all or any portion of Landlord's interest or estate in any of said items. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases that benefit the Property or any such mortgage or deed of trust liens to this Lease. Tenant shall execute and deliver, upon demand by Landlord and in the form reasonably requested by Landlord, any additional documents evidencing the priority of subordination of this Lease with respect to any such ground leases or underlying leases for the benefit of the Property or any such mortgage or deed of trust.

          6.2. ESTOPPEL Certificates.  Tenant agrees,  from  time  to  time  and
               --------------------
               within 10 days after request by Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating such matters pertaining to this Lease as may be reasonably requested by Landlord. Failure by Tenant to timely execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included therein are true and correct without exception. Landlord and Tenant intend that any statement delivered pursuant to this section may be relied upon by any prospective purchaser or mortgagee of the Property or of any interest therein or any other Landlord designee.

          6.3. TRANSFER  FOR  LANDLORD.  In  the  event  of a sale or conveyance
               -----------------------
               by Landlord of the Property, the same shall operate to release Landlord from any future liability for any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to Landlord's successor in interest with respect thereto and agrees to attorn to such successor.

               7.   QUIET ENJOYMENT.  Subject  to  the  provisions  of  this
                    ---------------
                    Lease, so long as Tenant pays all of the Rent and performs all of its other obligations hereunder, Tenant shall not be disturbed in its possession of the Premises by Landlord, Agent or any other person lawfully claiming through or under Landlord; provided, however, in addition to Landlord's rights under SECTION 16 and elsewhere in this Lease, Landlord and Landlord's agents, employees, contractors and representatives shall be provided reasonable access to the Premises such that Landlord and Landlord's agents, employees, contractors and representatives may perform the General Maintenance Services (as hereinafter defined) without undue interruption, delay or hindrance. This covenant shall be construed as a covenant running with the Property and is not a personal covenant of Landlord. Tenant shall not unreasonably interrupt, delay, prevent or hinder the performance of the General Maintenance Services by or on behalf of Landlord. Notwithstanding the foregoing, however, Tenant acknowledges and agrees that Landlord shall have the unfettered and unilateral right to use portions of the Common Areas (inclusive of the roof of the Building) for such purposes and uses as Landlord may desire; provided, however, that in all events and under all circumstances, Landlord's use of any portion of the Common Areas shall not interfere, in any material respect, with any or all of(a) Tenant's rights to occupy and use the Common Areas (in the manner and for the purposes contemplated hereunder); (b) Tenant's right to utilize the vehicular parking areas located on the Common Areas; and (c) Tenant's right of access, ingress and egress to and from the Common Areas.

               8.   ASSIGNMENT,  SUBLETTING  AND  MORTGAGING.
                    ----------------------------------------

          8.1. PROHIBITION.  Tenant  acknowledges  that  this  Lease  and  the
               -----------
               Rent due under this Lease have been agreed to by Landlord in reliance upon Tenant's reputation and creditworthiness and upon the continued operation of the Premises by Tenant for the particular use described in Section 4.1 above; therefore, Tenant shall not, whether voluntarily, or by operation of law, or otherwise: (a) assign or otherwise transfer this Lease; (b) sublet the Premises or any part thereof, or allow the same to be used or occupied by anyone other than Tenant; or (c) mortgage, pledge, encumber, or otherwise hypothecate this Lease or the Premises, or any part thereof, in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole, but reasonable, discretion. Any purported assignment, mortgage, transfer, pledge or sublease made without the prior written consent of Landlord shall be absolutely null and void. No assignment of this Lease shall be effective and valid unless and until the assignee executes and delivers to Landlord any and all documentation reasonably required by Landlord in order to evidence assignee's assumption of all obligations of Tenant hereunder. Any consent by Landlord to a particular assignment, sublease or mortgage shall not constitute consent or approval of any subsequent assignment, sublease or mortgage, and Landlord's written approval shall be required in all such instances. No consent by Landlord to any assignment or sublease shall be deemed to release Tenant from its obligations hereunder and Tenant shall remain fully liable for performance of all obligations under this Lease.

          8.2. RIGHTS  OF  LANDLORD.  If  this  Lease  is  assigned,  or  if the
               --------------------
               Premises (or any part thereof) are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord or Agent may (without prejudice to, or waiver of its rights), collect Rent from the assignee, subtenant or occupant. Landlord or Agent may apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Section 8. With respect to the allocable portion of the Premises sublet, in the event that the total rent and any other considerations received under any sublease by Tenant is greater than the total Rent required to be paid, from time to time, under this Lease, Tenant shall pay to Landlord one hundred percent (100%) of such excess as received from any subtenant and such amount shall be deemed a component of the Additional Rent.

          8.3. PERMITTED  TRANSFERS.  The  provisions  of  Section  8.1(A) shall
               --------------------
               apply to a transfer of a majority (i.e. greater than 50% interest) of the voting stock of Tenant or to any other change in voting control of Tenant (if Tenant is a corporation), or to a transfer of a majority of the general partnership or membership interests in Tenant (if Tenant is a partnership or a limited liability company) or to a change in the managerial control of Tenant, or to any comparable transaction involving any other form of business entity, whether effectuated in one or more transactions, as if such transfer were an assignment of this Lease; but said provisions shall not apply to such a transfer, provided, in any of such events, the successor to Tenant (or any party remaining liable for the obligations of Tenant hereunder):
               (i) has a net worth at least equal to the net worth of Tenant as of the Commencement Date or (ii) is capable of satisfying
               Tenant's obligations hereunder, in Landlord's reasonable judgment. Any such permitted transferee shall execute and deliver to Landlord any and all documentation reasonably required by Landlord in order to evidence assignee's assumption of all obligations of Tenant hereunder. Notwithstanding anything to the contrary contained in this Section 8.3, in no event may Tenant assign, mortgage, transfer, pledge or sublease this Lease to any entity whatsoever if, at the time of such assignment, mortgage, transfer, pledge or sublease, Tenant is in default under this Lease.

     9.   COMPLIANCE  WITH  LAWS.
          ----------------------

          9.1. COMPLIANCE  WITH  LAWS.  TENANT  shall,  at  its  sole  expense
               ----------------------
               (regardless of the cost thereof), comply with all local, state and federal laws, rules, regulations and requirements now or hereafter in force and all judicial and administrative decisions in connection with the enforcement thereof (collectively, "Laws"), pertaining to either or both of the Premises and Tenant's use and occupancy thereof. If any license or permit is required for the conduct of Tenant's business in the Premises, Tenant, at its expense, shall procure such license prior to the Commencement Date, and shall maintain such license or permit in good standing throughout the Term. Tenant shall give prompt notice to Landlord of any written notice it receives of the alleged violation of any Law or requirement of any governmental or administrative authority with respect to either or both of the Premises and the use or occupation thereof. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord is a party thereto or not, that any such Law pertaining to the Premises has been violated, shall be conclusive of that fact as between Landlord and Tenant.

          9.2. HAZARDOUS  MATERIALS.  If,  at  any  time  or  from  time to time
               --------------------
               during the Term (or any extension thereof), any Hazardous Material (defined below) is generated, transported, stored, used, treated or disposed of at, to, from, on or in either or both of the Premises and the Property by, or as a result of any act or omission of, any or all of Tenant and any or all of Tenant's Parties (defined below): (i) Tenant shall, at its own cost, at all times comply (and cause all others to comply) with all laws (federal, state or local) relating to Hazardous Materials, including, but not limited to, all Environmental Laws (defined below), and Tenant shall further, at its own cost, obtain and maintain in full force and effect at all times all permits and other approvals required in connection therewith; (ii) Tenant shall promptly provide Landlord or Agent with complete copies of all communications, permits or agreements with, from or issued by any governmental authority or agency (federal, state or local) or any private entity relating in any way to the presence, release, threat of release, or placement of Hazardous Materials on or in the Premises or any portion of the Property, or the generation, transportation, storage, use, treatment, or disposal at, on, in or from the Premises, of any Hazardous Materials; (iii) Landlord, Agent and their respective agents and employees shall have the right to either or both (x) enter the Premises and (y) conduct appropriate tests for the purposes of ascertaining Tenant's compliance with all applicable laws (including Environmental
               Laws), rules or permits relating in any way to the generation, transport, storage, use, treatment, disposal or presence of Hazardous Materials on, at, in or from all or any portion of either or both of the Premises and the Property; and (iv) upon written request by Landlord or Agent, Tenant shall provide Landlord with the results of reasonably appropriate tests of air, water or soil to demonstrate that Tenant complies with all applicable laws, rules or permits relating in any way to the generation, transport, storage, use, treatment, disposal or presence of Hazardous Materials on, at, in or from all or any portion of either or both of the Premises and the Property. This
               Section 9.2 does not authorize the generation, transportation, storage, use, treatment or disposal of any Hazardous Materials at, to, from, on or in the Premises in contravention of this
               Section 9. Tenant covenants to investigate, clean up and otherwise remediate, at Tenant's sole expense, any release of Hazardous Materials caused, contributed to, or created by any or all of (A) Tenant and (B) any or all of Tenant's officers, directors, members, managers, partners, invitees, agents, employees, contractors or representatives ("TENANT PARTIES") during the Term. Such investigation and remediation shall be performed only after Tenant has obtained Landlord's prior written consent; provided, however, that Tenant shall be entitled to respond immediately to an emergency without first obtaining such consent. All remediation shall be performed in strict compliance with Environmental Laws and to the reasonable satisfaction of Landlord. Tenant shall be liable for any and all conditions covered hereby, and for all costs relating thereto, that are caused or created by any or all of Tenant and any or all of Tenant's Parties. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected to the Premises without first obtaining Landlord's written consent (which consent may be given or withheld in Landlord's sole, but reasonable, discretion) and affording Landlord the reasonable opportunity to participate in any such proceedings. As used herein, the term (x) "ENVIRONMENTAL LAWS" shall mean any and all laws pertaining to Hazardous Materials or that otherwise deal with, or relate to, air or water quality, air emissions, soil or ground conditions or other environmental matters of any kind; and
               (y) "HAZARDOUS Materials" shall mean any waste, material or substance (whether in the form of liquids, solids or gases, and whether or not airborne) that is or may be deemed to be or include a pesticide, petroleum, asbestos, polychlorinated biphenyl, radioactive material, urea formaldehyde or any other pollutant or contaminant that is or may be deemed to be hazardous, toxic, ignitable, reactive, corrosive, dangerous, harmful or injurious, or that presents a risk to public health or to the environment, and that is or becomes regulated by any Environmental Law. The undertakings, covenants and obligations imposed on Tenant under this Section 9.2 shall survive the termination or expiration of this Lease.

     10.  INSURANCE.
          ---------

          10.1.  INSURANCE TO BE MAINTAINED BY LANDLORD. Landlord shall maintain
                 --------------------------------------
     (a) "all-risk" property insurance policy covering the Property (at its full replacement cost), but excluding Tenant's Property (defined below), and (b) commercial general public liability insurance covering Landlord for claims arising out of liability for bodily injury, death, personal injury, advertising injury and property damage occurring in and about the Property and otherwise resulting from any acts and operations of Landlord, its agents and employees, and (c) rent loss insurance, all of the above with limits that are required by any lender(s) of Landlord, or as are otherwise reasonably determined by Landlord.

          10.2.  INSURANCE TO BE MAINTAINED BY TENANT. Tenant shall purchase, at
                 ------------------------------------
     its own expense, and keep in force at all times during this Lease the policies of insurance set forth below in Sections 10.2.1 and 10.2.2 (collectively, "Tenant's Policies"). All Tenant's Policies shall (a) be issued by an insurance company with a Best rating of A-X or better and otherwise reasonably acceptable to Landlord and shall be licensed to do business in the state in which the Property is located; (b) provide that said insurance shall not be canceled or materially modified unless 30 days' prior written notice shall have been given to Landlord; and (c) otherwise be in such form, and include such coverages, as Landlord may reasonably require. All Tenant's Policies (or, at Landlord's option, Certificates of Insurance, in a form reasonably acceptable to Landlord, evidencing said Tenant's Policies), shall be delivered to Landlord by Tenant upon commencement of the Lease and renewals thereof shall be delivered at least 30 days prior to the expiration of each Tenant's Policy. Tenant shall give prompt notice to Landlord and Agent of any bodily injury, death, personal injury, advertising injury or property damage occurring in and about the Property.

          10.2.1. GENERAL  LIABILITY  AND  AUTO  INSURANCE.  Tenant  shall
                  ----------------------------------------
               purchase and maintain, throughout the Term, a Tenant's Policy(ies) of (i) commercial general or excess liability insurance, including personal injury and property damage, in the amount of not less than $2 $1,000,000.00 per occurrence, and $~
                                            -------------
               $2.000,000.00  annual  general  aggregate,  per  location;  (ii)
               -------------
               comprehensive automobile liability insurance covering Tenant against any losses arising out of liability for personal injuries or deaths of persons and property damage occurring in or about the Premises in the amount of not less than $1,000,000, combined single limit. The Tenant's Policies required by this Section
               10.2.1 shall (a) name Landlord, Agent, and any party holding an interest to which this Lease may be subordinated as additional insured; (b) provide coverage on an occurrence basis; (c) provide coverage for the indemnity obligations of Tenant under this Lease; (d) contain a severability of insured parties provision and/or a cross liability endorsement; (e) be primary, not contributing with, and not in excess of, coverage that Landlord may carry; and (f) provide coverage with no exclusion for a pollution incident arising from a hostile fire.

          10.2.2. PROPERTY  AND  WORKERS'  COMPENSATION  INSURANCE.  Tenant
                  ------------------------------------------------
               shall purchase and maintain, throughout the Term a Tenant's Policy or Policies of (i) "all-risk" property insurance covering Tenant's Property (at its full replacement cost), and damage to other property resulting from any acts or operations of Tenant, and (ii) workers' compensation insurance per the applicable state statutes covering all employees of Tenant.

          10.3.  WAIVER  OF  SUBROGATION.  To  the  extent permitted by law, and
                 -----------------------
     without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other for (a) damages to property, (b) damages to all or any portion of either or both of the Premises and the Property, (c) claims arising by reason of the foregoing, to the extent such damages and claims are insured against, or required to be insured against, by Landlord or Tenant under this Lease, or (d) claims paid by Tenant's workers' compensation carrier. This provision is intended to waive, fully and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation by any insurance carrier. The coverage obtained by each party pursuant to this Lease shall include, without limitation, a waiver of subrogation by the carrier which conforms to the provisions of this section.

     11.  ALTERATIONS.
          -----------

          11.1.  PROCEDURAL  REQUIREMENTS. Tenant may, from time to time, at its
                 ------------------------
     expense, make alterations or improvements in and to the Premises (hereinafter collectively referred to as "ALTERATIONS"), PROVIDED that Tenant first obtains the written consent of Landlord in each instance. Landlord's consent to Alterations shall not be unreasonably withheld, provided that: (a) the Alterations are non-structural and the structural integrity of the Property shall not be affected; (b) the Alterations are to the interior of the Premises; (c) the proper functioning of the mechanical, electrical, heating, ventilating, air-conditioning ("HVAC"), sanitary and other service systems of the Property shall not be affected and the usage of such systems by Tenant shall not be increased; (d) the Alterations have no adverse effect on other leased premises in the Property; (e) Tenant shall have appropriate insurance coverage reasonably satisfactory to Landlord, regarding the performance and installation of the Alterations;
     (f) the Alterations shall conform with all other requirements of this Lease; and (g) Tenant shall have provided Landlord with reasonably detailed plans for such Alterations in advance of requesting Landlord's consent. Additionally, before proceeding with any Alterations, Tenant shall (i) at Tenant's expense, obtain all necessary governmental permits and certificates for the commencement and prosecution of Alterations; (ii) submit to Agent, for Landlord's written approval, working drawings, plans and specifications and all permits for the work to be done and Tenant shall not proceed with such Alterations until it has received said approval; and
     (iii) cause those contractors, materialmen and suppliers engaged to perform the Alterations to deliver to Landlord certificates of insurance (in a form reasonably acceptable to Landlord) evidencing policies of commercial general liability insurance (providing the same coverages as required in SECTION 10.2.1 above) and workers' compensation insurance. Such insurance policies shall satisfy the obligations imposed under SECTION 10.2.1(A) through (d) and (f). After obtaining Landlord's approval to the Alterations, Tenant shall give Landlord at least five days' prior written notice of the commencement of any Alterations at the Premises, and Landlord may elect to record and post notices of non-responsibility at the Premises.

          11.2. PERFORMANCE  OF  ALTERATIONS.  Tenant  shall  cause  the
                ----------------------------
               Alterations to be performed in compliance with all applicable permits, laws and requirements of public authorities, and with Landlord's reasonable rules and regulations or any other restrictions that Landlord or Agent may impose on the Alterations. Tenant shall cause the Alterations to be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the standards for the Property established by Landlord or Agent. Tenant shall obtain all necessary permits and certificates for final governmental approval of the Alterations and shall provide Landlord with "as built" plans, copies of all construction contracts, governmental permits and certificates and proof of payment for all labor and materials, including, without limitation, copies of paid invoices and final lien waivers.

          11.3. LIEN PROHIBITION.  Tenant  shall  pay  when  due  all claims for
                ----------------
               labor and material furnished to the Premises in connection with the Alterations. Tenant shall not permit any mechanics or materialmen's liens to attach to the Premises or the Property. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within 30 days after the filing thereof; or, within such thirty (30) day period, Tenant shall provide Landlord, at Tenant's sole expense, with endorsements (satisfactory, both in form and substance, to Landlord and the holder of any mortgage or deed of trust) to the existing title insurance policies of Landlord and the holder of any mortgage or deed of trust, insuring against the existence of, and any attempted enforcement of, such lien or encumbrance. In the event Tenant has not so performed, Landlord may, at its option, pay and discharge such liens and Tenant shall be responsible to reimburse Landlord, on demand and as Additional Rent under this Lease, for all costs and expenses incurred in connection therewith, together with interest thereon at the rate set forth in Section 22.3, which expenses shall include reasonable fees of attorneys of Landlord's choosing, and any costs in posting bond to effect discharge or release of the lien as an encumbrance against the Premises or the Property.

               12.  LANDLORD'S  AND  TENANT'S  PROPERTY.
                    -----------------------------------

          12.1. LANDLORD'S  PROPERTY.  Subject  to  SECTION  12.2, all fixtures,
                --------------------
               machinery, equipment, improvements and appurtenances attached to, or built into, the Premises at the commencement of, or during the Term, whether or not placed there by or at the expense of Tenant, shall become and remain a part of the Premises; shall be deemed the property of Landlord (the "LANDLORD'S PROPERTY"), without compensation or credit to Tenant; and shall not be removed by Tenant at the Expiration Date unless Landlord requests their removal. Further, any personal property in the Premises on the Commencement Date, movable or otherwise, unless installed and paid for by Tenant, shall be and shall remain the property of Landlord and shall not be removed by Tenant. In no event shall Tenant remove any of the following materials or equipment without Landlord's prior written consent (which consent may be given or withheld in Landlord's sole discretion): any power wiring or power panels, lighting or lighting fixtures, wall or window coverings, carpets or other floor coverings, heaters, air conditioners or any other HVAC equipment, fencing or security gates, or other similar building operating equipment and decorations.

          12.2. TENANT'S  PROPERTY.  All  movable  non-structural  partitions,
                ------------------
               business and trade fixtures, machinery and equipment, communications equipment and office equipment that are installed in the Premises by, or for the account of, Tenant and without expense to Landlord and that can be removed without structural damage to the Property, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively, the "Tenant's PROPERTY") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term, provided Tenant repairs or pays the cost of repairing any damage to the Premises or to the Property resulting from the installation and/or removal thereof. At or before the Expiration Date, or the date of any earlier termination, Tenant, at its expense, shall remove from the Premises all of Tenant's Property and any Alterations (except such items thereof as constitute Landlord's Property; or as Landlord shall have expressly permitted, in writing, to remain, which property shall become the property of Landlord), and Tenant shall repair (to Landlord's reasonable satisfaction) any damage to the Premises or the Property resulting from any installation and/or removal of Tenant's Property. Any other items of Tenant's Property that shall remain in the Premises after the Expiration Date, or following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as its property or be disposed of by Landlord, in Landlord's sole and absolute discretion and without accountability, at Tenant's expense. Notwithstanding the foregoing, if Tenant is in default under the terms of this Lease, Tenant may remove Tenant's Property from the Premises only upon the express written direction of Landlord.

               13.  REPAIRS  AND  MAINTENANCE.
                    -------------------------

     13.1. TENANT  REPAIRS  AND  MAINTENANCE.
           ---------------------------------


13.1.1.     TENANT  RESPONSIBILITIES.  Throughout the Term, Tenant shall, at its
            ------------------------
sole cost and expense: (i) both (x) maintain and preserve, in first-class condition (subject to normal and customary wear and tear), and (y) perform any and all repairs and replacements required in order to so maintain and preserve, in first class condition, the Premises and the fixtures and appurtenances therein (including, but not limited to, the Premises' plumbing and HVAC systems, all doors, overhead or otherwise, glass and levelers located in the Premises or otherwise available in the Property for Tenant's sole use; and excluding, however, only those specific components of the Premises for which Landlord is expressly responsible under Section 13.2); and (ii) except to the extent Landlord elects to repair and maintain the HVAC systems as part of General Maintenance Services (as hereinafter defined), maintain, in full force and effect, a preventative maintenance and service contract with a reputable service provider for maintenance of the HVAC systems of the Premises (the "H VAC MAINTENANCE CONTRACT"). The terms and provisions of any such HVAC Maintenance Contract shall require that the service provider maintain the Premises' HVAC system in accordance with the manufacturer's recommendations and otherwise in accordance with normal, customary and reasonable practices in the geographic area in which the Premises is located and for HVAC systems comparable to the Premises' HVAC system.

          In addition to Tenant's obligations under (i) and (ii) above, Tenant shall also be responsible for all costs and expenses incurred to perform any and all repairs and replacements (whether structural or non-structural; interior or exterior; and ordinary or extraordinary), in and to the Premises and the Property and the facilities and systems thereof, if and to the extent that the need for such repairs or replacements arises directly or indirectly from any or all of: (a) the performance or existence of any Alterations, (b) the installation, use or operation of Tenant's Property in the Premises, (c) the moving of Tenant's Property in or out of the Property, and (d) any act, omission, misuse, or neglect of Tenant, any of its subtenants, or others entering into the Premises by act or omission of Tenant or any subtenant. Any repairs or replacements required to be made by Tenant to any or all of the structural components of the Property and the mechanical, electrical, sanitary, HVAC, or other systems of the Property or Premises shall be performed by appropriately licensed contractors approved by Landlord, which approval shall not be unreasonably withheld. All such repairs or replacements shall be subject to the supervision and control of Landlord, and all repairs and replacements shall be made with materials of equal or better quality than the items being repaired or replaced.

13.1.2.     GENERALMaintenance  Services.  Notwithstanding any of the foregoing,
            ----------------------------
however, from time to time during the Term, Landlord may elect, in its sole discretion and by delivery of written notice to Tenant, to perform on behalf of Tenant, all or some portion of the repairs, maintenance, restoration and replacement in and to the Premises required to be performed by Tenant under this Lease (any such repairs, maintenance, restoration and/or replacement activities that Landlord elects to perform on behalf of Tenant are herein collectively referred to as "GENERAL MAINTENANCE Services"). Tenant shall reimburse Landlord for the cost or value of all General Maintenance Services provided by Landlord as Additional Rent, simultaneously with the payment of Operating Expenses as part of Estimated Additional Rent (On a monthly estimated basis subject to annual reconciliation, as described in Section 3.3 above). Unless and until Landlord affirmatively elects to provide General Maintenance Services, nothing contained herein shall be construed to obligate Landlord to perform any General Maintenance Services or, except as otherwise expressly provided in SECTION 13.2, to repair, maintain, restore or replace any portion of the Premises. Landlord may from time to time, in its sole discretion, (x) reduce or expand the scope of the General Maintenance Services that Landlord has elected to provide or (y) revoke its election to provide any or all of the General Maintenance Services, in either event, upon delivery of not less than thirty (30) days' prior written notice to Tenant.

13.1.3.     HVAC MAINTENANCE CONTRACT.   IF  LANDLORD  DOES  not elect to repair
            -------------------------
and maintain the HVAC systems as part of General Maintenance Services, or revokes such election at any time after having made such election, then, within 30 days following either (a) the Commencement Date or (h) the date on which Landlord advises Tenant that Landlord will no longer provide General Maintenance Services for the HVAC system, whichever date is applicable, Tenant shall procure and deliver to Landlord the HVAC Maintenance Contract. Thereafter, Tenant shall provide to Landlord a copy of renewals or replacements of such HVAC Maintenance Contract no later than 30 days prior to the then-applicable expiry date of the existing HVAC Maintenance Contract. If Tenant fails to timely deliver to Landlord the HVAC Maintenance Contract (or any applicable renewal or replacement thereof), then Landlord shall have the right to contract directly for the periodic maintenance of the HVAC systems in the Premises and to charge the cost thereof back to Tenant as Additional Rent.

     13.2.     LANDLORD  REPAIRS.  Notwithstanding  anything  contrary  herein,
               -----------------
Landlord shall repair, replace and restore the foundation, exterior and interior load-bearing walls, roof structure and roof covering and tuckpointing of the Property; provided, however, that (i) all costs and expenses so incurred by Landlord to repair, replace and restore the above items shall constitute Operating Expenses; provided, however, that with respect to any costs incurred in the replacement context, those costs shall not constitute an Operating
Expense except to the extent that such costs so qualify under Section 3.1.1(vii); and (ii) notwithstanding (i) above, in the event that any such repair, replacement or restoration is necessitated by any or all of the matters set forth in Sections 13.1(A) through (d) above (collectively, "TENANT Necessitated REPAIRS"), then Tenant shall be required to reimburse Landlord for all costs and expenses that Landlord incurs in order to perform such Tenant Necessitated Repairs, and such reimbursement shall be paid, in full, within 10 days after Landlord's delivery of demand therefore. Landlord agrees to commence the repairs, replacements or restoration described in this Section 13.2 within a reasonable period of time after receiving from Tenant written notice of the need for such repairs.

          14.  UTILITIES.  Tenant  shall  purchase  all  utility  services  and
               ---------
               shall provide for scavenger, cleaning and extermination services. As provided in Section 3.1.1. above, utility charges are included within Operating Expenses; therefore, when and as Tenant pays estimated Operating Expenses, those estimated monthly payments shall include monthly estimated installments of utility charges; nevertheless, at Landlord's election or with Landlord's consent, Tenant may pay the utility charges for its Premises directly to the utility or municipality providing such service, and in that event: (a) all charges shall be paid by Tenant before they become delinquent; and (b) utility charges for the Premises shall not be included in estimated Operating Expenses. Tenant shall be solely responsible for the repair and maintenance of any meters necessary in connection with such services. Tenant's use of electrical energy in the Premises shall not, at any time, exceed the capacity of either or both of (i) any of the electrical conductors and equipment in or otherwise servicing the Premises; and (ii) the HVAC systems of either or both of the Premises and the Property.

     15.  INVOLUNTARY  CESSATION  OF  SERVICES.  Landlord  reserves  the  right,
          ------------------------------------
          without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder, to stop service of any or all of the HVAC, electric, sanitary, elevator (if any), and other systems serving the Premises, or to stop any other services required by Landlord under this Lease, whenever and for so long as may be necessary by reason of (i) accidents, emergencies, strikes, or the making of repairs or changes which Landlord or Agent, in good faith, deems necessary or (ii) any other cause beyond Landlord's reasonable control. Further, it is also understood and agreed that Landlord or Agent shall have no liability or responsibility for a cessation of services to the Premises or to the Property that occurs as a result of causes beyond Landlord's or Agent's reasonable control. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord or Agent liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this Lease, including, but not limited to, the obligation to pay Rent; provided, however, that if any interruption of services persists for a period in excess of five (5) consecutive business days Tenant shall, as Tenant's sole remedy, be entitled to a proportionate abatement of Rent to the extent, if any, of any actual loss of use of the Premises by Tenant.

     16.  LANDLORD'S  RIGHTS.  LANDLORD,  Agent  and  their  respective  agents,
          ------------------
          employees and representatives shall have the right to enter and/or pass through the Premises at any time or times upon reasonable prior notice (except in the event of emergency): (a) to examine and inspect the Premises and to show them to actual and prospective lenders, prospective purchasers or mortgagees of the Property or providers of capital to Landlord and its affiliates; and (b) to make such repairs, alterations, additions and improvements in or to all or any portion of either or both of the Premises and the Property, or the Property's facilities and equipment as Landlord is required or desires to make. Landlord and Agent shall be allowed to take all materials into and upon the Premises that may be required in connection with any repairs, alterations, additions or improvements, without any liability to

          Tenant and without any reduction or modification of Tenant's covenants and obligations hereunder; provided, however, that Landlord shall use reasonable efforts to limit interference with Tenant's business operations and Tenant's occupancy and use of the Premises. During the period of six months prior to the Expiration Date (or at any time, if Tenant has vacated or abandoned the Premises or is otherwise in default under this Lease), Landlord and its agents may exhibit the Premises to prospective tenants. Additionally, Landlord and Agent shall have the following rights with respect to the Premises, exercisable without notice to Tenant, without liability to Tenant, and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent: (i) to designate and approve, prior to installation, all types of signs; (ii) to have pass keys, access cards, or both, to the Premises; and (iii) to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises for more than 30 consecutive days or without notice to Landlord of Tenant's intention to reoccupy the Premises.

     17.  NON-LIABILITY  AND  INDEMNIFICATION.
          -----------------------------------

     17.1.     NON-LIABILITY.  EXCEPT  as  provided  in  SECTION 17.2.2, none of
               -------------
Landlord, Agent, any other managing agent, or their respective affiliates, owners, partners, directors, officers, agents and employees shall be liable to Tenant for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss. Further, except as provided in Section 17.2.2, none of Landlord, Agent, any other managing agent, or their respective affiliates, owners, partners, directors, officers, agents and employees shall be liable to Tenant (a) for any damage caused by other tenants or persons in, upon or about the Property, or caused by operations in construction of any public or quasi-public work; (b) with respect to matters for which Landlord is liable, for consequential or indirect damages purportedly arising out of any loss of use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant; (c) any defect in the Premises or the Property; (d) injury or damage to person or property caused by fire, or theft, or resulting from the operation of heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, snow, ice, or dampness, that may leak or flow from any part of the Property, or from the pipes, appliances or plumbing work of the same.

     17.2.     Indemnification.
               ---------------

          17.2.1. TENANT  INDEMNIFICATION.  Tenant  hereby  indemnities,
                  -----------------------
               defends, and holds Landlord, Agent and their respective affiliates, owners, partners, directors, officers, agents and employees (collectively, "LANDLORD INDEMNIFIED PARTIES") harmless from and against any and all Losses (defined below) arising from or in connection with any or all of: (a) the conduct or management of either or both the Property and the Premises or any business therein, or any work or Alterations done, or any condition created by any or all of Tenant and Tenant's Parties in or about the Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant is given access to the Premises; (b) any act, omission or negligence of any or all of Tenant and Tenant's Parties; (c) any accident, injury or damage whatsoever (unless caused by Landlord's negligence) occurring in, at or upon either or both of the Property and the Premises and caused by any or all of Tenant and Tenant's Parties; (d) any breach by Tenant of any of its warranties and representations under this Lease; (e) any actions necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding or other proceeding under the Bankruptcy
               Code; (f) any violation or alleged violation by any or all of Tenant and Tenant's Parties of any Law including, without limitation, any Environmental Law; (g) any breach of the provisions of Section 9 by any or all of Tenant and Tenant's Parties; (h) claims for work or labor performed or materials supplies furnished to or at the request of any or all of Tenant and Tenant's Parties; (i) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease; (j) any Hazardous Materials used, exposed, emitted, released, discharged, generated, manufactured, sold, transported, handled, stored, treated, reused, presented, disposed of or recycled in, at, near or under all or any portion of the Premises as a result of the acts or omissions of any or all of Tenant and Tenant's Parties; and (k) the violation of any Environmental Law or any permit, application or consent required in connection with any Environmental Law by any or all of Tenant and Tenant's Parties with respect to the Premises during the Term, excluding, however, any violation of any Environmental Law resulting directly from the acts or omissions of Landlord and Landlord's employees, agents and contractors (collectively, "TENANT'S INDEMNIFIED MATTERS"). In case any action or proceeding is brought against any or all of Landlord and the Landlord
               Indemnified Parties by reason of any of Tenant's Indemnified Matters, Tenant, upon notice from any or all of Landlord, Agent or any Superior Party (defined below), shall resist and defend such action or proceeding by counsel reasonably satisfactory to, or selected by, Landlord. The term "Losses" shall mean all claims, demands, expenses, actions, judgments, damages (actual, but not consequential), penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, diminution in value of Landlord's interest in the Premises or the Property, damages for the loss or restriction on use of any space or amenity within the Premises or the Property, damages arising from any adverse impact on marketing space in the Property, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, without limitation attorneys' and consultants' reasonable fees and expenses, and the costs of cleanup, remediation, removal and restoration, that are in any way related to any matter covered by the foregoing indemnity. The provisions of this Section 17.2.1 shall survive the expiration or termination of this Lease.

          17.2.2. LANDLORD  INDEMNIFICATION.  Landlord  hereby  indemnities,
                  -------------------------
               defends and holds Tenant harmless from and against any and all Losses actually suffered or incurred by Tenant as the sole and direct result of any negligent, willful or intentional acts or omissions of any or all of Landlord, Agent and any parties within the direct and sole control of either or both of Landlord and Agent. In the event that any action or proceeding is brought against Tenant, and the foregoing indemnity is applicable to such action or proceeding, then Landlord, upon notice from Tenant, shall resist and defend such action or proceeding by counsel reasonably satisfactory to Tenant. Notwithstanding anything to the contrary set forth in this Lease, however, in all events and under all circumstances, the liability of Landlord to Tenant shall be limited to the interest of Landlord in the Property, and Tenant agrees to look solely to Landlord's interest in the Property for the recovery of any judgment or award against Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency. The provisions of this
               Section 17.2.2 shall survive the expiration or termination of this Lease.

     17.3.     FORCE  MAJEURE.  The obligations of Tenant hereunder shall not he
               --------------
affected, impaired or excused, and Landlord shall have no liability whatsoever to Tenant, with respect to any act, event or circumstance arising out of (a) Landlord's failure to fulfill, or delay in fulfilling any of its obligations under this Lease by reason of labor dispute, governmental preemption of property in connection with a public emergency or shortages of fuel, supplies, or labor, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or (b) any failure or defect in the supply, quantity or character of utilities furnished to the Premises, or by reason of any requirement, act or omission of any public utility or others serving the Property, beyond Landlord's reasonable control.

     18.     DAMAGE  OR  DESTRUCTION.
             -----------------------

          18.1.  NOTIFICATION  AND  REPAIR.  Tenant  shall give prompt notice to
                 -------------------------
     Landlord and Agent of(a) any fire or other casualty to the Premises or the Property, and (b) any damage to, or defect in, any part or appurtenance of the Property's sanitary, electrical, HVAC, elevator or other systems located in or passing through the Premises or any part thereof. Tenant shall be liable for any claim, loss, damage, cost or expense resulting from Tenant's failure to give Landlord the foregoing notice in a timely manner. Subject to the provisions of SECTION 18.3 below, if either or both of the Property and the Premises is damaged by fire or other insured casualty, Landlord shall repair (or cause Agent to repair) the damage and restore and rebuild the Property and/or the Premises (except for Tenant's Property) with reasonable dispatch after (x) notice to it of the damage or destruction and (y) the adjustment of the insurance proceeds attributable to such damage. Subject to the provisions of Section 18.3 below, Tenant shall not be entitled to terminate this Lease and no damages, compensation or claim shall be payable by Landlord for purported inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Property pursuant to this Section. Landlord (or Agent, as the case may be) shall use its diligent, good faith efforts to make such repair or restoration promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy of the Premises, but Landlord or Agent shall not be required to do such repair or restoration work except during normal business hours of business days.

          18.2.  RENTAL ABATEMENT. Provided that any damage to either or both of
                 ----------------
     the Property and the Premises is not caused by, or is not the result of acts or omissions by, any or all of Tenant and Tenant's Parties, if(a) the Property is damaged by fire or other casualty thereby causing the Premises to be inaccessible or (b) the Premises are partially damaged by fire or other casualty, the Rent shall be proportionally abated to the extent of any actual loss of use of the Premises by Tenant.

          18.3.  TOTAL  DESTRUCTION.  If  the  Property or the Premises shall be
                 ------------------
     totally destroyed by fire or other casualty, or if the Property shall be so damaged by fire or other casualty that (in the reasonable opinion of a reputable contractor or architect designated by Landlord): (i) its repair or restoration requires more than 180 days or (ii) such repair or restoration requires the expenditure of more than 50% of the full insurable value of the Property immediately prior to the casualty or (iii) the damage
     (x) is less than the amount stated in (ii) above, but more than 10% of the full insurable value of the Property; and (y) occurs during the last two years of Lease Term, Landlord and Tenant shall each have the option to terminate this Lease (by so advising the other, in writing) within 10 days after said contractor or architect delivers written notice of its opinion to Landlord and Tenant, but in all events prior to the commencement of any restoration of the Premises or the Property by Landlord. In such event, the termination shall be effective as of the date upon which either Landlord or Tenant, as the case may be, receives timely written notice from the other terminating this Lease pursuant to the preceding sentence. If neither Landlord nor Tenant timely delivers a termination notice, this Lease shall remain in full force and effect. Notwithstanding the foregoing, if (A) any holder of a mortgage or deed of trust encumbering the Property or landlord pursuant to a ground lease encumbering the Property (collectively, "Superior PARTIES") or other party entitled to the insurance proceeds fails to make such proceeds available to Landlord in an amount sufficient for restoration of the Premises or the Property, or (B) the issuer of any casualty insurance policies on the Property fails to make available to Landlord sufficient proceeds for restoration of the Premises or the Property, then Landlord may, at Landlord's sole option, terminate this Lease by giving Tenant written notice to such effect within 30 days after Landlord receives notice from the Superior Party or insurance company, as the case may be, that such proceeds shall not be made available, in which event the termination of this Lease shall be effective as of the date Tenant receives written notice from Landlord of Landlord's election to terminate this Lease. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease by virtue of any delays in completion of repairs and restoration. For purposes of this
     Section 18.3 only, "full insurable value" shall mean replacement cost, less the cost of footings, foundations and other structures below grade.

          18.4. INSURANCE PROCEEDS. Landlord shall not be obligated to expend in
                ------------------
     repairs and restoration an amount in excess of the proceeds of insurance recovered with respect to any casualty. Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damage to either or both of the Premises and the Property (excluding any proceeds for damage to Tenant's Property).

     In the event that either or both of the Premises and the Property are not repaired or reconstructed, all proceeds of insurance (excluding any proceeds covering Tenant's Property), whether carried by Landlord or Tenant, shall be payable to Landlord. Landlord's duty to repair the Premises and the Property (excluding Tenant's Property) is limited to repairing the Premises to the condition existing immediately prior to such fire or other casualty.

     19.     EMINENT  DOMAIN.  If  the  whole, or any substantial (as reasonably
             ---------------
determined by Landlord) portion, of the Property is taken or condemned for any public use under any Law or by right of eminent domain, or by private purchase in lieu thereof, and such taking would prevent or materially interfere with the Permitted Use of the Premises, this Lease shall terminate effective when the physical taking of said Premises occurs. If less than a substantial portion of the Property is so taken or condemned, or if the taking or condemnation is temporary (regardless of the portion of the Property affected), this Lease shall not terminate, but the Rent payable hereunder shall be proportionally abated to the extent of any actual loss of use of the Premises by Tenant. Landlord shall be entitled to any and all payment, income, rent or award, or any interest therein whatsoever, which may be paid or made in connection with such a taking or conveyance, and Tenant shall have no claim against Landlord for the value of any unexpired portion of this Lease. Notwithstanding the foregoing, any compensation specifically and independently awarded to Tenant for loss of business or goodwill, or for its personal property, shall be the property of Tenant.

     20.   SURRENDER  AND  HOLDOVER.  On the last day of the Term, or upon any
           ------------------------
earlier termination of this Lease, or upon any re-entry by Landlord upon the Premises, (a) Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair (as defined by EXHIBITC,
                                                                       --------
attached hereto and incorporated herein by reference), except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, (b) Tenant shall remove all of Tenant's Property therefrom, except as otherwise expressly provided in this Lease, and (c) Tenant shall surrender to Landlord any and all keys, access cards, computer codes or any other items used to access the Premises. Landlord shall be permitted to inspect the Premises in order to verify compliance with this Section 20 at any time prior to (x) the Expiration Date, (y) the effective date of any earlier termination of this Lease, or (z) the surrender date otherwise agreed to in writing by Landlord and Tenant. The obligations imposed under the first sentence of this SECTION 20 shall survive the termination or expiration of this Lease. If any repairs are required to be performed in, to or at the Premises (pursuant to the first sentence of this Section 20 or any other applicable provision of this Lease) upon the expiration or termination of the Term, Tenant shall cause such repairs to be performed, to Landlord's reasonable satisfaction, within 10 business days after the date on which this Lease is terminated or expired. If Tenant fails to timely comply with the preceding sentence, then Landlord shall have the right to cause the repairs to be performed, at Tenant's expense, and all such expenses so incurred by Landlord shall bear interest (at the rate specified in the second sentence of Section 22.3) from the date the expense is incurred until the date paid, in full, by Tenant (inclusive of interest). If Tenant remains in possession after the Expiration Date hereof or after any earlier termination date of this Lease or of Tenant's right to possession: (i) Tenant shall be deemed a tenant-at-will; (ii) Tenant shall pay 200% of the aggregate of the Base Rent and Additional Rent last prevailing hereunder, and also shall pay all actual damages sustained by Landlord, directly by reason of Tenant's remaining in possession after the expiration or termination of this Lease; (iii) there shall be no renewal or extension of this Lease by operation of law; and (iv) the tenancy-at-will may be terminated by either party hereto upon 30 days' prior written notice given by the terminating party to the non-terminating party. The provisions of this Section 20 shall not constitute a waiver by Landlord of any re-entry rights of Landlord provided hereunder or by law.

     21.   EVENTS  OF  DEFAULT.
           ------  -----------

     21.1. BANKRUPTCY  OF  TENANT.  It  shall  be a default by Tenant under this
           ----------------------
          Lease if Tenant makes an assignment for the benefit of creditors, or files a voluntary petition under any state or federal bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency is filed against Tenant under any state or federal bankruptcy or insolvency law that is not dismissed within 90 days, or whenever a petition is filed by or against (to the extent not dismissed within 90 days) Tenant under the reorganization provisions of the United States Bankruptcy Code or under the provisions of any state or federal law of like import, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Code or similar state or federal law, or whenever a receiver of Tenant, or of, or for, the property of Tenant shall be appointed, or Tenant admits it is insolvent or is not able to pay its debts as they mature.

     21.2. DEFAULT  PROVISIONS.  Each  of  the  following  shall  constitute  a
           -------------------
          default by Tenant under this Lease: (a) if Tenant fails to pay Rent or any other payment when due hereunder within five days after written notice from Landlord of such failure to pay on the due date; provided, however, that if in any consecutive 12 month period, Tenant shall, on two (2) separate occasions, fail to pay any installment of Rent on the date such installment of Rent is due, then, on the third such occasion and on each occasion thereafter on which Tenant shall fail to pay an installment of Rent on the date such installment of Rent is due, Landlord shall be relieved from any obligation to provide notice to Tenant, and Tenant shall then no longer have a five day period in which to cure any such failure; or (b) if Tenant fails, whether by action or inaction, to timely comply with, or satisfy, any or all of the obligations imposed on Tenant under this Lease (other than the obligation to pay Rent) for a period of 30 days after Landlord's delivery to Tenant of written notice of such default under this
          Section 21.2(b); provided, however, that if the default cannot, by its nature, be cured within such 30 day period, but Tenant commences and diligently pursues a cure of such default promptly within the initial 30 day cure period, then Landlord shall not exercise its remedies under Section 22 unless such default remains uncured for more than 60 days after the initial delivery of Landlord's original default notice; or (c) Tenant vacates or abandons the Premises during the Term.

     22.   RIGHTS  AND  REMEDIES.
           ---------------------

     22.1. LANDLORD'S  CURE  RIGHTS  UPON  DEFAULT  OF  TENANT.  IF  TENANT
           ---------------------------------------------------
          defaults in the performance of any of its obligations under this Lease, and fails to cure such default on a timely basis (pursuant to Section 21.2), Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account, and at the expense of, Tenant.

     22.2. LANDLORD'S  REMEDIES.  In  the  event  of any default by Tenant under
           --------------------
          this Lease, Landlord, at its option, and after any applicable notice and cure period (as required pursuant to Section 21.2), but without additional notice or demand from Landlord, if any, as provided in
          SECTION 21.2 has expired, may, in addition to all other rights and remedies provided in this Lease, or otherwise at law or in equity: (a) terminate this Lease and Tenant's right of possession of the Premises; or (h) terminate Tenant's right of possession of the Premises without terminating this Lease; provided, however, that Landlord may, whether Landlord elects to proceed under Subsections (a) or (b) above, relet the Premises, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord. In addition, for purposes of any reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent deemed necessary by Landlord, in its sole discretion. In the event of the termination of this Lease by Landlord pursuant to (a) above, Landlord shall be entitled to recover from Tenant (i) all damages and other sums that Landlord is entitled to recover under any provision of this Lease or at law or in equity, including, but not limited to, all fixed dollar amounts of Base Rent and Additional Rent accrued and unpaid for the period up to and including such termination date; (ii) all other additional sums payable by Tenant, or for which Tenant is liable, or in respect of which Tenant has agreed to indemnify Landlord, under any of the provisions of this Lease, that may be then owing and unpaid; (iii) all costs and expenses (including, without limitation, court costs and attorneys' reasonable fees) incurred by Landlord in the enforcement of its rights and remedies under this Lease; and (iv) any damages provable by Landlord as a matter of law including, without limitation, an amount equal to the positive difference, if any, between (x) the discounted present value
                                                        ------------------------
          (at  6%per  annum)  of  the  Base  Rent  provided  to  be paid for the
           ----------------
          remainder of the Term (measured from the effective termination date of this Lease) and (y) the fair market rental value of the Leased Premises (determined at the date of termination of this Lease) after deduction (from such fair market rental value) of the projected costs and expenses of reletting the Premises (including the anticipated costs of repairs, alterations, improvements, additions, legal fees and brokerage commissions) as reasonably estimated by Landlord. If Landlord elects to pursue its rights and remedies under Subsection (b) above, and the Premises are relet and a sufficient sum is not realized therefrom, then to satisfy the payment, when due, of Base Rent and Additional Rent reserved under the Lease for any monthly period (after payment of all Landlord's reasonable expenses of reletting), Tenant shall, in Landlord's sole judgment, either (i) pay any such deficiency monthly or (ii) pay such deficiency on an accelerated basis, which accelerated deficiency shall be discounted at a rate of 6% per annum. If Landlord elects to pursue its rights and remedies under Subsection
          (b) above, and Landlord fails to relet the Premises, then Tenant shall pay to Landlord the sum of (x) the projected costs of Landlord's expenses of reletting (including the anticipated costs of repairs, alterations, improvements, additions, legal fees and brokerage commissions) as reasonably estimated by Landlord and (y) the accelerated amount of Base Rent and Additional Rent due under the Lease for the balance of the Term, discounted to present value at a rate of 6% per annum. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. If Landlord elects to pursue its rights and remedies tinder Subsection (b), then Landlord shall at any time have the further right and remedy to rescind such election and pursue its rights and remedies under Subsection (a). In the event Landlord elects, pursuant to clause (b) of this Section 22.2, to terminate Tenant's right of possession only, without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's Property, Tenant's signs and other evidences of tenancy, and take and hold possession thereof, as provided in Section 20 hereof; provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Base Rent and Additional Rent reserved hereunder for the full Term, or from any other obligation of Tenant under this Lease. Any and all property that may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the sole risk, cost and expense of Tenant, and in no event or circumstance shall Landlord be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken from storage by Tenant within 30 days after the end of the Term, however terminated, shall be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as in a bill of sale, without further payment or credit by Landlord to Tenant.

     22.3.  ADDITIONAL  RIGHTS  OF  LANDLORD.  Any  and  all costs, expenses and
            --------------------------------
disbursements, of any kind or nature, incurred by Landlord or Agent in connection with the enforcement of any and all of the terms and provisions of this Lease, including attorneys' reasonable fees (through all appellate proceedings), shall be due and payable (as Additional Rent) upon Landlord's submission of an invoice therefor. All sums advanced by Landlord or Agent on account of Tenant under this Section, or pursuant to any other provision of this Lease, and all Base Rent and Additional Rent, if delinquent or not paid by Tenant and received by Landlord when due hereunder, shall bear interest at the rate of 5% per annum above the "prime" or "reference" or "base" rate (on a per annum basis) of interest publicly announced as such, from time to time by the Bank One, or its successor ("DEFAULT INTEREST"), from the due date thereof until paid, and such interest shall be and constitute Additional Rent and be due and payable upon Landlord's or Agent's submission of an invoice therefor. The various rights, remedies and elections of Landlord reserved, expressed or contained herein are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, options or elections as are now or may hereafter be conferred upon Landlord by law.

     22.4. EVENT OF BANKRUPTCY. In addition to, and in no way limiting the other
           ------------------
remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then: (a) "adequate assurance of future performance" by Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new security deposit in the amount of three times the then current Base Rent payable hereunder; (b) any person or entity to which this Lease is assigned, pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment, and any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability; (c) notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as "Rent", shall constitute "rent" for the purposes of Section 502(b)(6) of the Bankruptcy Code; and (d) if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord or Agent (including Base Rent, Additional Rent and other amounts hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property tinder the preceding sentence not paid or delivered to Landlord or Agent shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

     23.  BROKER.  Tenant covenants, warrants and represents that the broker set
          ------
forth in Section 1.9(A) was the only broker to represent Tenant in the negotiation of this Lease ("TENANT'S BROKER"). LANDLORD covenants, warrants and represents that the broker set forth in Section 1.9(B) WAS the only broker to represent Landlord in the negotiation of this Lease ("Landlord's BROKER"). Landlord shall be solely responsible for paying the commission of Landlord's Broker. Each party agrees to and hereby does defend, indemnify and hold the other harmless against and from any brokerage commissions or finder's fees or claims therefor by a party claiming to have dealt with the indemnifying party and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination or expiration of this Lease.

     24.  MISCELLANEOUS.
          -------------

     24.1.  MERGER.  All prior understandings and agreements between the parties
            ------
are merged in this Lease, which alone fully and completely expresses the agreement of the parties. No agreement shall be effective to modify this Lease, in whole or in part, unless such agreement is in writing, and is signed by the party against whom enforcement of said change or modification is sought.

     24.2.     Notices. Any notice required to be given by either party pursuant
               -------
to this Lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if personally delivered, or if sent by Federal

Express or other comparable commercial overnight delivery service, addressed to the other party at the addresses set forth below (or to such other address as Landlord or Tenant may designate to each other from time to time by written notice), and shall be deemed to have been given, rendered or made on the day so delivered or on the first business day after having been deposited with the courier service:

If to Landlord:                First Industrial Development Services, Inc.
                               3 Il South Wacker Drive, Suite 4000
                               Chicago, Illinois 60606
Attn: Executive Vice
President-Operations


With  a  copy  to:             First  Industrial  Realty  Trust,  Inc.
                               8850 Jameel Road, Suite 100
                               Houston, Texas 77040
Attn:  Regional  Manager

With  a  copy  to:             Barack  Ferrazzano Kirschbaum Perlman
                               &  Nagelberg  LLC
                               333  West  Wacker  Drive
                               Suite  2700
                               Chicago,  Illinois  60606
Attn:  Suzanne Bessette-Smith

If  to  Tenant:                DATACALL  TECHNOLOGIES
                               23918  Pea  Ridge  Drive
                               Spring,  Texas  77373
Attn: James  Ammons

With  a  copy  to:             DATACALL  TECHNOLOGIES
                               600  Kenrick,  Suite  B-12
                               Houston,  Texas  77060
Attn: James  Ammons


     24.3. NON-WAIVER.  The  failure  of  either  party to insist, in any one or
           ----------
          more instances, upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the Lease shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt and acceptance by Landlord or Agent of Base Rent or Additional Rent with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

     24.4. LEGAL  COSTS.  Any  party  in  breach  or  default  under  this Lease
           ------------
          (the "DEFAULTING PARTY") shall reimburse the other party (the "Nondefaulting PARTY") upon demand for any legal fees and court (or other administrative proceeding) costs or expenses that the Nondefaulting Party incurs in connection with the breach or default, regardless whether suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, in the event of litigation, the court in such action shall award to the party in whose favor a judgment is entered a reasonable sum as attorneys' fees and costs, which sum shall be paid by the losing party. Tenant shall pay Landlord's attorneys' reasonable fees incurred in connection with Tenant's request for Landlord's consent under provisions of this Lease governing assignment and subletting, or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

     24.5. PARTIES  BOUND.  Except  as  otherwise  expressly  provided  for  in
           --------------
          this Lease, this Lease shall be binding upon, and inure to the benefit of, the successors and assignees of the parties hereto. Tenant hereby releases Landlord named herein from any obligations of Landlord for any period subsequent to the conveyance and transfer of Landlord's ownership interest in the Property. In the event of such conveyance and transfer, Landlord's obligations shall thereafter be binding upon each transferee (whether Successor Landlord or otherwise). No obligation of Landlord shall arise under this Lease until the instrument is signed by, and delivered to, both Landlord and Tenant.

     24.6. RECORDATION  OF  LEASE.  Tenant  shall  not record or file this Lease
           ----------------------
          (or any MEMORANDUM hereof) in the public records of any county or state.

     24.7. SURVIVAL  OF  OBLIGATIONS.  Upon  the  expiration  or  other
           -------------------------
          termination of this Lease, neither party shall have any further obligation nor liability to the other except as otherwise expressly provided in this Lease and except for such obligations as, by their nature or under the circumstances, can only be, or by the provisions of this Lease, may be performed after such expiration or other termination.

     24.8. GOVERNING  LAW;  CONSTRUCTION.  This  Lease  shall be governed by and
           -----------------------------
          construed in accordance with the laws of the state in which the Property is located. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected but shall he enforced to the extent permitted by law. The captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease to be performed by Tenant, shall be construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Lease may be executed in counterpart and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

     24.9. Time. Time is of the essence for this Lease. If the time for performance hereunder falls on a Saturday, Sunday or a day that is recognized as a holiday in the state in which the Property is located, then such time shall be deemed extended to the next day that is not a Saturday, Sunday or holiday in said state.

24.10.     AUTHORITY OF TENANT. IF TENANT is a corporation, partnership, limited
           -------------------
liability company, association or any other entity, it shall deliver to Landlord, concurrently with the delivery to Landlord of an executed Lease, certified resolutions of Tenant's directors or other governing person or body
(i) authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder and (ii) certifying the authority of the party executing the Lease as having been duly authorized to do so.

     24.11. WAIVER  OF  TRIAL  BY  JURY.  THE  LANDLORD  AND  THE TENANT, TO THE
            ---------------------------
          FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS LEASE WITH RESPECT TO THIS LEASE, THE PREMISES, OR ANY OTHER MATTER RELATED TO THIS LEASE OR TIlE PREMISES.

24.12.     RELOCATION. Landlord shall have the right to relocate Tenant from the
           ----------
Premises to comparable (as to size, configuration and improvements) alternative space in the Property ("REPLACEMENT Premises") upon 90 days' prior written notice to Tenant. In the event of such a relocation, Landlord shall make reasonable, good faith efforts to coordinate with Tenant a mutually acceptable plan (as to scope and timing) for such relocation, and Landlord shall be responsible for the third party costs incurred to accomplish the physical relocation of Tenant (e.g. movers and telephone company charges). If the Replacement Premises are larger in size than the original Premises, there shall be no adjustment in Tenant's Base Rent; however, Tenant's Proportionate Share shall be appropriately modified, thereby resulting in a potential increase in Tenant's Additional Rent. If, however, the Replacement Premises is a smaller size (as to rentable square feet) than the original Premises, Landlord shall appropriately adjust both Tenant's Base Rent and its Proportionate Share.

24.13.     FINANCIAL  INFORMATION.  From  time  to  time during the Term, Tenant
           ----------------------
shall deliver to Landlord information and documentation describing and concerning Tenant's financial condition and in form and substance reasonably acceptable to Landlord, within ten (10) days following Landlord's written request therefor.

24.14.     CONFIDENTIAL  INFORMATION.  TENANT  agrees  to  maintain  in  strict
           -------------------------
confidence the economic terms of this Lease and any or all other materials, data and information delivered to or received by any or all of Tenant and Tenants' Parties either prior to or during the Term in connection with the negotiation and execution hereof. The provisions of this Section 24.14 shall survive the termination of this Lease.

24.15.     SUBMISSION OF LEASE. Submission of this Lease to Tenant for signature
           -------------------
does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Landlord and Tenant.

24.16.     JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant
           ---------------------------
shall  be  jointly and severally liable for all obligations of Tenant hereunder.

24.17.     EXHIBITS.  All  Exhibits attached hereto shall be deemed to be a part
           --------
hereof  and  hereby  incorporated  herein.




                           [Signature Page to Follow]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                              LANDLORD:
                              ---------

                              FIRST INDUSTRIAL DEVELOPMENT SERVICES, INC., A MARYLAND CORPORATION



WITNESS:                      By:
        ------------------       ---------------------------
                                 Troy MacMane
                                 Regional  Manager



                              TENANT:
                              ------

                              DATACALL  TECHNOLOGIES


WITNESS:                      By: /s/ James Ammons
        ------------------        --------------------------
                                  James Ammons
                                  President


                              Date:   3/23/05
                                   -------------

                              TAX  lD#:
                                       ---------------

                                    EXHIBIT A
                                Legal Description


     Being 10.6885 acres of land out of and a part of the Unrestricted Reserve "C" of Greenbriar North, Section Two, a subdivision recorded in Volume 225, Page 62 in the Harris County Map Records, Harris County, Texas, said tract also being out of the William Savoy Survey, Abstract No. 699, Harris County, Texas and being more particularly described by metes and bounds as follows:

     BEGINNING at a found 5/8 inch iron rod marking the more northerly northeast cutback corner, at the intersection of the east right-of-way line of Hedgecroft Drive (60 feet wide) and the south right-of-way line of Kenrick Drive (60 feet wide), said point being the north most west corner of the herein described tract;

     THENCE, N 87' 32' 7" E, along the south right-of-way line said Kenrick Drive, a distance of 1165.00 feet to a found 5/8 inch iron rod for a point of curvature;

     THENCE, along a curve to the left, and the south right-of-way line of said Kenrick Drive, said curve having a radius of 1176.00 feet, a delta of 77' 00' 40", and an arc length of 349.15 feet, said curve also having a tangency of
175.87  feet  and  a  long  chord  bearing  of  curvature;

     THENCE, N 70' 31' 27" E, along the south right-of-way line of said Kenrick Drive, a distance of 11.27 feet to a found 5/8 inch iron rod for corner said paint also lying on the more westerly southwest cutback corner for the intersection of the south right-of-way line of said Kenrick Drive and the west right-of-way line of West Hardy Road (varying width);

     THENCE, S 65' 22' 48" E, along the more westerly Southwest cutback corner for the intersection of the south right-of-way line of said Kenrick Drive and the west right-pf-way line of said West Hardy Road, a distance of 14.36 feet to a found 5/8 Inch Iron rod for corner, said point lying on the west right-of-way line of said West Hardy Road;

     THENCE,  S  21'  17'  05"  F, along the west right-of-way line of said West
Hardy  Road,  a  distance  of  352.03  feet  to  a  found  5/8  inch  iron  rod;

     THENCE 5 87' 32' 07" W, a distance of 1656.17 feet to a found 5/8 inch iron rod for a corner, said point lying on the east right-of-way line of said Hedgecroft Drive;

     THENCE, N 02' 27' 54" W, along the east right-of-way line of said Hedgecroft Drive, a distance of 275.00 feet to a found 5/8 Inch Iron rod for corner, said portion lying on the more easterly southeast outback corner at the intersection of the east right-of-way line of said Hedgecroft Drive and the south right-of-way line of said Kenrick Drive;

     THENCE,  N  42'  32' 07" E, along said southeast cutback line a distance of
14.14 feet to a found 5/8 Inch Iron rod for corner, said point being the POINT OF BEGINNING, and containing 10.6885 acres of land.




EXHIBIT A-I
                                   Space Plan


                                    EXHIBIT B
                        Landlord's Repairs & Improvements




     Tenant accepts the space "As-Is" with the exception of the following, which Landlord agrees to perform at its sole cost and expense:

     I.     Service  the  HVAC  units;  clean  units  and  change  filters.

     2. Certify that all plumbing fixtures are in good and working order within fifteen (15) days of the Lease Commencement Date.

                                    EXHIBIT C
                        Tenant Move-Out Responsibilities


     - First Industrial does not permit decals, stickers or other material to he affixed to the storefront glass. Should any have been displayed, they should he removed, without damage to, or residue remaining upon, the glass or reflective film. Tenant must remove all signs on building.

     - All exterior and interior locks and all door hardware should be in good repair and operating condition. If tenant has rekeyed so that current locks are not compatible with our master keying system, we will need to rekey the exterior locks to our master system. at tenant's expense. Also, keys are needed for each interior lock, including doors. a/c thermostat boxes, towel holders, etc.

     -     Interior  glass,  mullions,  sills and mini-blinds should he cleaned.
Damaged  blinds  should  he  repaired,  or  replaced,  if  required.

     - Alarm system hardware, including control panels, keypads and sensors, should he deactivated and removed, and any wall or other damage from mounting should he repaired.

     - Air conditioning systems should be in good operating order and free of any immediate maintenance or repair needs. Air conditioning filters should be replaced within thirty (30) days prior to vacancy. Tenant must supply landlord with maintenance records.

     - All plumbing should be operational, including hot water heaters, and free from leaks or stoppages. Fixtures should not he dented, cracked or chipped.

     -     All  ceiling  lights  should  he  fully  operational.

     -     All  ceiling  tile and grid should be complete, intact and undamaged.

     - Wall surfaces should be free of mounting brackets, or holes therefrom. Water or impact damage to walls should he repaired. Patchwork should be neat, to blend in with existing wall finish. Holes in doors or trim should he similarly repaired.

     - Vinyl or other wood base or molding should he complete, intact and free from damage.

     - Carpets should he thoroughly vacuumed. If heavily soiled, carpet will require shampooing or other soil-extraction treatment. If stains can be "spot removed," this may he acceptable. Vinyl or other floor tile should he cleaned.

     - Restrooms should he thoroughly cleaned, as in the normal housekeeping routine for the suite. This includes fixtures, mirrors, vanity and cabinet tops and interiors.

     - All mechanical equipment should be in good operating order. This includes sump pumps, hoists and lifts, dock levelers. motorized dampers and exhaust fans.

     - Warehouse, shop. plant and other concrete floors should be cleaned of any sediment adhering to the surface, and then swept clean.

     -     Holes  in  warehouse  walls  should  he  patched.

     - Roll-up doors should he in good repair and operation. interior surfaces should be reasonably clean and free from dirt or other sediment.

     - Any shelving, partitions or other structures within the warehouse must be in good condition, meeting all building and safety codes, or else he repaired or removed, at the option of FIRST INDUSTRIAL.

          -  Cobwebs  should  be  removed  from  all office and warehouse areas.

     -     All  EXIT  and  emergency  lighting  should  be  fully  operational.


          - All fire extinguishers should be fully charged, and mounted as per code.

          - All debris must he removed from interior and exterior of suite and properly disposed of by tenant.

     - Any damage tot he exterior of the suite, including the building structure, light fixtures, dock bumpers, stairs, truck wells, guardrails, bollards, or air conditioning equipment, caused by the tenant, its agents or employees, will be repaired by FIRSI INDUSTRIAL at tenant's expense.

     - No fixtures of' any type may he removed from the suite without written permission from FIRST INDUSTRIAL. This includes all fixtures, whether provided by the landlord or tenant. A Fixture is anything that is attached to the building or premises.

          - Any and all tenant-provided improvements must meet building code requirements as well as FIRST INDUSTRIAL standards fur construction, be brought to meet same, or be demolished and removed and the premises restored, at FIRST INDUSIRIAL'S option.



                            APPROXIMATE ANNUAL        STORAGE CONTAINER(S)
                            QUANTITY USED OR     (I.E. DRUMS, CARTONS, TOTES,
      CHEMICALLWASTE           GENERATED            BAGS, ASTS, USTS, ETC)


                                    EXHIBIT D





                                    EXHIBIT E
                              Rules and Regulations

     1.     Landlord  agrees  to  furnish  Tenant  two  keys  without  charge.
Additional  keys  will  be  furnished  at  a  nominal  charge.

     2. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the leased premises for Tenant, to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed on or about the leased premises or project, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the leased premises or project.

     3. Tenant shall not at any time occupy any part of the leased premises or project as sleeping or lodging quarters.

     4. Tenant shall not place, install or operate on the leased premises or in any part of the building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the leased premises or project any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Landlord.

     5. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from the leased premises or the project regardless of whether such loss occurs when the area is locked against entry or not.

     6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the leased premises or project.

     7. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person, nor contract with or render free or paid services to any Tenant or Tenant's agents, employees or invitees.

     8. None of the parking plaza, recreation or lawn areas, entries, passages, doors, elevators, hallways or stairways shall be blocked or obstructed or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas or such area be used by Tenant's agents, employees or invitees at any time for purposes inconsistent with their designation by Landlord.

     9. The water closets and other water fixtures shall not he used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse, or by the defacing or injury of any part of the building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

     10. No person shall disturb occupants of the building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises, or any unreasonable use.

     11. Nothing shall be thrown out of the windows of the building or down the stairways or other passages.

     12. Notwithstanding anything contained herein pertaining to use, Landlord agrees that Tenant will utilize the building for office administration, package sorting, and will drive and store delivery vehicles within the warehouse portion of the building.








                                    EXHIBIT F
                               Termination Option




     Provided Tenant has not been in default during the term of this Lease, Tenant shall have a one-time option to terminate this Lease effective on April 1, 2007. This termination option shall be null and void, and of no further force, unless Tenant complies with the following provisions for the exercise of this option: i) at least 180 days prior to the date on which the early termination would be effective, Tenant shall deliver to Landlord, in the manner of delivery specified in this Lease for notices, a letter notifying Landlord of Tenant's intent to terminate; and ii) such letter shall be accompanied by a check in the amount of $3,365.00 as a penalty which includes two (2) months of Rent and Operating Expenses and reimbursement of unamortized Commissions.






                                    EXHIBIT G
                                     Signage




     Pursuant to and in addition to Section 4.3. (Signage), the sign specifications for 600 Kenrick are as follows:


     Dimensions:
     ----------

     2'X 3', 1" flange, 4" radius corners, PMS 5655C background PMS 343C border and flange

     Material:

     Aluminum  Pan  Sign

     Means  of  Attachment:
     ---------  ----------

     Aluminum  angle  iron  bracketed  to  the  wall  (1"  aluminum)

     Approved  Sign  Companies:

     First  Industrial's  approved vendors are 4D Graphics and Art Office Signs.

     Contact:
               Joel  Cecil
               Art  Office  Signs
               201  West  2nd  Street
               Taylor,  Texas  76574
               Phone:     (713)  862-2994
               Fax:       (713)  862-2997

    Contact:
               Sandy  Gaitz
               4D  Graphics
               2010  Pech  Road
               Houston,  Texas  77055
               Phone:     (713)  984-2010
               Fax:       (713)  984-8064





                                    EXHIBIT H
                           Tenant Contact Information


     GENERAL/MARKETING  CONTACT